UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 27, 2019 (September 27, 2019)
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On September 27, 2019 the Federal Housing Finance Agency ("Finance Agency"), which regulates the Federal Home Loan Banks ("FHLBanks"), including the Federal Home Loan Bank of Indianapolis ("Bank"), issued a Supervisory Letter indicating, among other things, that by March 31, 2020, the FHLBanks should limit and cease entering into certain instruments referencing the London Interbank Offered Rate ("LIBOR") that mature after December 31, 2021. A copy of the Supervisory Letter is attached to this Current Report as Exhibit 99.1 and is incorporated by reference herein.
We are in the process of reviewing the Supervisory Letter, but we have not yet determined its impacts, if any, on our financial condition and results of operations.
A copy of the Bank's Communication to its members on September 27, 2019 regarding the Supervisory Letter is attached to this Current Report as Exhibit 99.2 and is incorporated by reference herein.

For additional information concerning changes to or the replacement of LIBOR, please refer to Item 3 - Risk Factors of our 2018 Annual Report on From 10-K, filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

99.1	Supervisory Letter issued by the Federal Housing Finance Agency to the Federal Home Loan Banks, dated September 27, 2019.

99.2    Federal Home Loan Bank of Indianapolis communication to members, dated September 27, 2019.
Safe Harbor Statement
This Current Report on Form 8-K may contain forward-looking statements that are based upon the Bank's current expectations and speak only as of the date hereof. All statements other than statements of historical fact are "forward-looking statements," including any statements of the plans, strategies, and objectives for future operations; any statements of belief; and any statements of assumptions underlying any of the foregoing. These statements may use forward-looking terms, such as "anticipates," "believes," "expects," "could," "plans," "estimates," "may," "should," "will," or their negatives or other variations on these terms. The Bank cautions that: by their nature, forward-looking statements involve risk or uncertainty; actual results could differ materially from those expressed or implied in these forward-looking statements; and actual events could affect the extent to which a particular objective, projection, estimate, or prediction is realized. These forward-looking statements involve risks and uncertainties including, but not limited to, uncertainties relating to the potential phase-out of LIBOR and implementation of Finance Agency guidance regarding the phase-out, and the risk factors set forth in the Bank's periodic filings with the Securities and Exchange Commission, which are available on the Bank's website at www.fhlbi.com. Any forward-looking statement contained in this document speaks only as of the date on which it was made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2019

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/GREGORY L. TEARE
Gregory L. Teare
Executive Vice President - Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Supervisory Letter issued by the Federal Housing Finance Agency to the Federal Home Loan Banks, dated September 27, 2019
99.2	Federal Home Loan Bank of Indianapolis communication to members, dated September 27, 2019